UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

BOXABL Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56579	85-2511929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5345 E. N. Belt Road Las Vegas, NV	89115
(Address of principal executive offices)	(Zip Code)

(702) 500-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Non-Voting Series A-3 Preferred Stock, $0.00001 par value

Non-Voting Series A-2 Preferred Stock, $0.00001 par value

Non-Voting Series A-1 Preferred Stock, $0.00001 par value

Non-Voting Series A Preferred Stock, $0.00001 par value

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to the Rights of Security Holders.

On August 9, 2024 , the Board of Directors of the Company recommended that the shareholders holding a sufficient number of shares of the Company’s Common Stock approve amendments to the Company’s Fourth Amended and Restated Stockholders Agreement in the form of a Fifth Amended and Restated Stockholders Agreement, included as an exhibit to this current report on Form 8-K. Some of the recommended amendments were approved by the Board on July 2, 2024, and the remainder on August 9, 2024, and all such amendments have now been approved by holders the Company’s Common Stock having at least 60% of voting power (see below). The Fifth Amended and Restated Stockholders Agreement will eliminate the requirement for supermajority stockholder approval for certain actions that traditionally may be undertaken solely by the Board of Directors or a committee of the Board of Directors. The eliminated provisions include the previous requirements to obtain supermajority approval from the holders of the Common Stock:

-	to incur indebtedness or enter into a guarantee, or otherwise becoming responsible for obligations, in excess of $500,000 or in excess of $1,000,000 in the aggregate at any time outstanding;
-	to make a loan, advance, capital contribution or investment in any person in excess of $500,000;
-	to appoint or remove the Company’s auditors or change accounting methods or policies;
-	to enter into or amend certain related party agreements;
-	to enter into or effect any transaction or series of transactions involving the sale, lease, license, exchange, or other disposition of any assets, individually or cumulatively, having a value in excess of $1,000,000 other than sales of inventory in the ordinary course of business;
-	to enter into or amend a material term of an employment agreement with a senior employee, compensation (salary, bonus, deferred compensation) or benefits of a senior employee, equity plans or benefit, severance or similar plans or any annual bonus plan or management equity plan;
-	to settle any lawsuit in excess of $500,000 or agree to the provision of any equitable relief;
-	to elect or remove any officer;
-	to make an investment in another person in excess of $500,000;
-	to clarify that the spousal consent requirement applies only to the execution of this Fifth Amended and Restated Stockholders Agreement by a new stockholder and not to amendments thereto, and the spousal consent itself will be updated and added as an exhibit to this agreement; and
-	to change the termination provision such that the Fifth Amended and Restated Stockholders Agreement terminates upon the affirmative vote or the written consent of stockholders holding at least 60% of the issued and outstanding voting shares instead of upon agreement of all stockholders holding all of the issued and outstanding shares.

Such approval was received through the shares controlled by at least 60% of the voting power of the Company held by two of the Company’s Directors, Paolo Tiramani and Galiano Tiramani on August 12, 2024. The Fifth Amended and Restated Stockholders Agreement will not be effective until forty calendar days after the filing of a Definitive Information Statement on Schedule 14C describing the action taken by the stockholders of the Company. A form of the Fifth Amended and Restated Stockholders Agreement is included as an exhibit to this current report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

(d) Stockholders controlling 99.8% of the Company’s Common Stock (the “Consenting Stockholders”) approved the re-election of the Company’s Board of Directors on May 1, 2024. The table below identifies all members of the Company’s Board of Directors:

Directors
Paolo Tiramani	Director	64	Since June 2020
Galiano Tiramani	Director	36	Since June 2020
David R. Cooper II*	Director	53	Since June 2023
Veronica Nkwodimmah Stanaway*	Director	53	Since June 2023
Gregory F. Ugalde*	Director	63	Since June 2023
Christopher J. Valasek*	Director	41	Since June 2023
Zvi Yemini*	Director	73	Since June 2023

* Independent Director

The Company’s Nominating and Corporate Governance Committee is comprised of Zvi Yemini, Gregory F. Ugalde, and pursuant to the terms of the Fourth Amended and Restated Stockholders Agreement, Paolo Tiramani and Galiano Tiramani. Messrs. Tiramani will continue to serve on the Nominating and Corporation Governance Committee pursuant to the same provision in the Fifth Amended and Restated Stockholders Agreement.

The Company’s Compensation Committee is comprised of David R. Cooper II, Veronica Nkwodimmah Stanaway, Gregory F. Ugalde, Christopher J. Valasek, and Zvi Yemini.

The Company’s Audit Committee is comprised of David R. Cooper II, Veronica Nkwodimmah Stanaway, and Gregory F. Ugalde.

The re-election of the Company’s Board of Directors will not be effective until the expiration of the required waiting time after the filing of a Definitive Information Statement on Schedule 14C describing the action taken by the stockholders of the Company. The Directors will continue to serve in their capacities as Directors until the re-election is effective.

(e) Subject to approval by the holders of at least 60% of the Company’s voting power (see below), the Board of Directors of the Company approved certain amendments to the Boxabl Inc. 2021 Stock Incentive Plan on July 2, 2024 and August 9, 2024, to:

(1) Increase the number of shares of Common Stock reserved for issuance under the plan to 550,000,000;

(2) Amend the definition of “Fair Market Value”;

(3) Add the definition of “Insider”;

(4) Amend Section 3.3 relating to Participants residing outside the United States;

(5) Add Section 4.3 and 13.9 requiring compliance with Section 16 of the Securities Exchange Act of 1934, as amended;

(6) Add Section 4.4 requiring Plan participants to comply with the Company’s Insider Trading Policy;

(7) Amend Section 6.1(a) to clarify the Board’s discretion, as the Plan administrator, in determining the exercise price per share of stock options granted under the Plan in relation to requirements under Sections 409A and 424(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(8) Amend Section 10.1 giving the Board authority to include a clawback provision in award agreements, and requiring Plan participants to be bound by, and comply with, such clawback provision or clawback policy (if any) and any demand by the Company to recapture or clawback such award;

(9) Amend Section 10.7(b) to allow the Company to repurchase from a Participant who was terminated for cause any vested shares at the lesser of (i) the Participant’s original cost, if any, and (ii) the fair market value of such shares as of the date of the Participant’s termination of service and to mandate that unvested shares will be forfeited for no consideration;

(10) Amend the savings clause in Section 13.13 to clarify the Company’s intentions with respect to the treatment of awards granted under the Plan with regard to compliance with or exemption from the requirements of Section 409A of the Code and to provide additional savings clause language beneficial to the Board, as the Plan administrator, for purposes of Section 409A of the Code; and

(11) Add Sections 13.15, 13.16 and 13.17 to the extent necessary to comply with California securities laws.

The form of the Amended Boxabl Inc. 2021 Stock Incentive Plan is included as an exhibit to this current report on Form 8-K.

Pursuant to the Company’s Fourth Amended and Restated Stockholders Agreement, the Amended Boxabl Inc. 2021 Stock Incentive Plan, and the amendments to the existing plan contained therein, are subject to approval by the holders of at least 60% of the Company’s Common Stock. Such approval was received through the shares controlled by two of the Company’s Directors, Paolo Tiramani and Galiano Tiramani on August 12, 2024. The Amended Boxabl Inc. 2021 Stock Incentive Plan shall not be effective until forty calendar days after the filing of a Definitive Information Statement on Schedule 14C describing the action taken by the stockholders of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Subject to the approval of the Company’s stockholders (see below), the Board of Directors of the Company approved the Company’s Sixth Amended and Restated Articles of Incorporation (the “6th A&R Articles”) on July 2, 2024, and approved submitting the 6th A&R Articles to the stockholders for approval.

The 6th A&R Articles would: (i) increase the number of authorized shares of Common Stock (as defined in the 6th A&R Articles) by 11.2 billion to 17,800,000,000 shares of Common Stock, (ii) increase the number of authorized shares of Preferred Stock (as defined in the 6th A&R Articles) by 1 billion to 14,400,000,000 shares of Common Stock such that 2,250,000,000 shares of Preferred Stock remain undesignated; (iii) amend Article Ninth to include references to officers; (iv) amend Article Tenth to add advancement of expenses; and (v) make various other clean-up changes, including in Article Second (referencing the registered agent and registered office generally) and Article Fourth (making it clear that preferred stock must be designated either in an amendment to articles or by a certificate of designation filed with the Nevada Secretary of State). The 6th A&R Articles are included as an exhibit to this current report on Form 8-K.

The approval of the stockholders of the Company holding at least a majority of the voting power was received on August 12, 2024, through the shares controlled by two of the Company’s Directors, Paolo Tiramani and Galiano Tiramani, as required by Nevada law and such approval included the consent of at least 60% of the voting power as required by the Fourth Amended and Restated Stockholders Agreement to amend the Company’s Articles of Incorporation. The 6th A&R Articles will not be effective until forty calendar days after the filing of a Definitive Information Statement on Schedule 14C describing the action taken by the stockholders of the Company. A form of the 6th A&R Articles has been included as an exhibit to this current report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The disclosures set forth in Items 3.03, 5.02, and 5.03 of this current report on Form 8-K are incorporated into this Item 5.07 by reference.

Item 8.01 Other Events.

On June 25, 2024, the Company registered its Non-Voting Series A-3 Preferred Stock under Section 12(g) the Securities Exchange Act of 1934, as amended, consistent with its other series of Preferred Stock, through the filing of a registration statement on Form 8-A (Commission File No. 000-56579).

(d) Exhibits.

Exhibit No.	Description

3.1	Form of Sixth Amended and Restated Articles of Incorporation

4.1	Form of Fifth Amended and Restated Stockholders Agreement*

10.4	Form of the Amended Boxabl Inc. 2021 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXABL Inc.

Date: August 14, 2024	By:	/s/ Martin Noe Costas
Martin Noe Costas
Chief Financial Officer and Principal Accounting Officer